Long-term Investments, Net	12 Months Ended
Dec. 31, 2020
Long-term Investments [Abstract]
Long-term Investments, Net
9.	Long-term Investments, Net
The Group’s long-term investments primarily consist of equity investments accounted for using the measurement alternative, equity investments accounted for using the equity method and other investments accounted for at fair value.

	December 31, 2018	December 31, 2019	December 31, 2020
	RMB in thousands
Equity investments accounted for using the measurement alternative	793,149	666,025	1,791,393
Equity investments accounted for using the equity method	—	279,854	188,199
Investments accounted for at fair value	186,838	305,250	253,346

Total	979,987	1,251,129	2,232,938

Equity investments using the measurement alternative
The Group did not disclose the fair value of alternative measure method investments if it is not practicable to estimate the fair value of its alternative measure method investments for which a quoted market price is not available due to both excessive cost as well as lack of available information on fair value of such investments. Specifically, many of the investees are start-up
companies in China and operate in emerging industries for which the Group has not been able to estimate their fair values. For those equity investments having observable price changes in orderly transactions for the identical or similar investments of the same issuers, the Group would disclose the fair value of the alternative measure method investments. RMB34.2 million of investment income was recognized in “Investment income, net”, as a result of re-measurement
of equity investments using the measurement alternative, for the year ended December 31, 2018. There was no re-measurement gain or loss was recognized of equity investments accounted for using the measurement alternative for the year
s
ended December 31, 2019 and 2020.
As of December 31, 2018, 2019 and 2020, the carrying value of equity investments accounted for using the measurement alternative was RMB793.1 million, RMB666.0 million and RMB1,791.4 million, respectively.
The Group recorded impairment charges for long-term investments of RMB46.4 million, RMB5.9 million and RMB8.0 million as “Investment income, net” for the years ended December 31, 2018, 2019 and 2020, respectively, as the Group determined the fair value of these investments was less than their carrying value.
Equity investments accounted for using the equity method
Nil, RMB24.2 million and RMB50.5 million of the Group’s proportionate share of equity investee’s net loss was recognized in “Investment income, net” for the years ended December 31, 2018, 2019 and 2020, respectively.
Investments accounted for at fair value
Investments accounted for at fair value primarily include financial products with variable interest rates referenced to performance of underlying assets and with original maturities great than one year. A loss of RMB2.9 million, a gain of RMB13.2 million and a gain of RMB24.9 million resulted from the change in fair value was recognized in “Investment income, net” for the years ended December 31, 2018, 2019 and 2020, respectively.